UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

The Greenbrier Companies, Inc.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Centerpointe Drive, Suite 200 Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously announced, The Greenbrier Companies, Inc. (the “Company”) is hosting an Investor Day today, at which certain members of the Company’s management will address the Company’s business strategy, leading market position and unique value proposition, as well as outline its future growth plans. In addition, the Company will provide additional information regarding its financial results for its fiscal quarter ended February 28, 2023. A copy of the presentation to be used later today by the Company for the Investor Day is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Webcast registration details are available at the Company’s investor relations website at investors.gbrx.com. A live webcast of the Investor Day, including presentation materials, will be accessible through Greenbrier’s website. A replay of the webcast will be available following the live presentations.

The information contained and referenced in this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99.1	Investor Day Presentation of The Greenbrier Companies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2023

THE GREENBRIER COMPANIES, INC.

By:	/s/ Martin R. Baker
Name: Title:	Martin R. Baker Senior Vice President, Chief Legal and Compliance Officer